EXHIBIT 32.2

CERTIFICATION

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Zoom Technologies, Inc., a Delaware corporation (the"Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1)
The Annual Report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 5, 2006	/s/ Robert A. Crist

Robert A. Crist Chief Financial Officer